UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934
(Amendment No. ____)

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The Roxbury Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The Roxbury Funds

Hood River Small-Cap Growth Fund
Mar Vista Strategic Growth Fund
May 10, 2016

Dear Shareholder:

We are writing to inform you of an upcoming special meeting of shareholders of The Roxbury Funds (the “Trust”) to be held on June 21, 2016, at 11:00 a.m. Central Time at the offices of Roxbury Capital Management, LLC (“Roxbury”), 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343. At the meeting, shareholders of the Hood River Small-Cap Growth Fund and the Mar Vista Strategic Growth Fund (collectively, the “Funds”) will be asked to vote on a proposal to elect four trustees, including one current trustee and three trustee nominees, to the Trust’s Board of Trustees (the “Board”).

The question and answer section that begins on the front cover of the enclosed proxy statement discusses the proposal, which requires shareholder approval. The proxy statement itself provides greater detail about the proposal, why it is being made and how it applies to the Funds. The Board recommends that you read the enclosed materials carefully and vote in favor of each of the trustee nominees.

You may choose one of the following options to vote:

•	Mail: Complete and return the enclosed proxy card.
•	Internet: Access the website shown on your proxy card and follow the online instructions.
•	Telephone: Call the toll-free number shown on your proxy card and follow the recorded instructions.
•	In person: Attend the special shareholder meeting on June 21, 2016.

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the meeting, you can vote in advance by completing and returning the enclosed proxy card.

If we do not hear from you, representatives of the Trust, Roxbury, Hood River Capital Management, LLC or Mar Vista Investment Partners, LLC may contact you. Thank you for your response and for your continued investment with the Funds.

Sincerely, Jon R. Foust President, The Roxbury Funds

THE ROXBURY FUNDS
PROXY STATEMENT Q&A

Q.	Why am I receiving this proxy statement?

A.	You are receiving these proxy materials —the proxy statement and your proxy card — because you have the right to vote on an important proposal concerning The Roxbury Funds (the “Trust”).

Q.	What is the proposal about?

A.	This proxy statement presents one proposal. All shareholders of the Trust, consisting of the Hood River Small-Cap Growth Fund and the Mar Vista Strategic Growth Fund, are being asked to vote on the proposal.

The proposal relates to the election of trustees to the Board of Trustees of the Trust (the “Board”). In connection with a change in service providers and the restructuring of the Trust into a multiple series trust (“MST”), the Board determined to increase the number of trustees from two to four effective on or about July 1, 2016, the date on which new service providers will be retained by the Trust (the “Conversion Date”). One of the current trustees, Steven N. Marshman, intends to resign effective as of the Conversion Date, leaving three vacancies on the Board as of the Conversion Date. You are being asked to elect three new trustee nominees, James R. Schoenike, Scott Craven Jones and Lawrence T. Greenberg, and to re-elect the remaining incumbent trustee, Gaylord B. Lyman (collectively, the “Nominees”), effective as of the Conversion Date. Shareholder election of the entire Board is required under the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.	How many of the nominees will be Independent Trustees if elected?

A.	Three of the four Nominees, Mr. Lyman, Mr. Greenberg and Mr. Jones, will be Independent Trustees (i.e., trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act), if elected. Mr. Schoenike would be the only trustee who is an “interested person” of the Trust, as a result of his position as President of Quasar Distributors, LLC, which will be the Funds’ new distributor as of the Conversion Date.

Q.	Who is entitled to vote at the special meeting?

A.	Shareholders of record of the Trust as of the close of business on April 29, 2016 (the “Record Date”) are entitled to be present and to vote at the special meeting or any adjournment thereof. Shareholders of record of the Trust at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold.

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Q.	How do I cast my vote?

A.	You may choose from one of the following options, as described in more detail on the proxy card:

•	By mail, using the enclosed proxy card and return envelope;

•	By telephone, using the toll-free number on your proxy card;

•	Through the Internet, using the website address on your proxy card; or

•	In person at the shareholder meeting.

Q.	What if I cannot attend the special meeting in person?

A.	Whether or not you plan to attend the special meeting and regardless of the number of shares that you own, please authorize the proxies to vote your shares by marking, signing and returning the enclosed proxy card in the postage prepaid envelope provided. You also may vote by using the toll-free telephone number or through the Internet according to the instructions noted on the enclosed proxy card. If a quorum of shareholders is not attained for the special meeting, then the special meeting may be delayed to allow time to solicit additional proxies or the proxy materials may need to be re-issued.

Q.	I am a small investor. Why should I bother to vote?

A.	Your vote is needed to ensure that a quorum is present at the special meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further proxy solicitations. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Trust may not receive enough votes to go forward with the special meeting. If this happens, we may need to solicit votes again, which increases costs.

Q.	How does the Board recommend that I vote?

A.	After careful consideration, the Board, all of whom are Independent Trustees, recommends that you vote FOR the election of each of the trustees. The Board has recommended that shareholders elect the current trustee and the trustee nominees to the Board because they are well qualified to serve as investment company trustees and to oversee the business and affairs of the Trust. The reasons for the recommendations are discussed in more detail in the enclosed proxy statement.

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The Roxbury Funds
6001 Shady Oak Road, Suite 200
Minnetonka, Minnesota 55343

Hood River Small-Cap Growth Fund
Mar Vista Strategic Growth Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders of The Roxbury Funds (the “Trust”) will be held at the offices of Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343 on June 21, 2016, at 11:00 a.m., Central Time, for the following purpose (the “Proposal”) and to transact such other business, if any, as may properly come before the meeting:

Proposal 1:	To elect four trustees to the Trust’s Board of Trustees

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the Proposal.

Holders of record of shares of the Trust at the close of business on the record date, April 29, 2016, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.

Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The persons named as proxies will vote in their discretion on any procedural matter that may properly come before the meeting or any adjournments or postponements thereof.

By Order of the Board of Trustees, Robert A. Schmaltz Secretary of The Roxbury Funds Minnetonka, Minnesota May 10, 2016

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY
A shareholder may think that his or her vote is not important, but it is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States. Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitation. If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement
for the Shareholder Meeting to be Held on June 21, 2016.
 This proxy statement is available on the Internet at www.RoxburyFunds.com and proxyonline.com/docs/roxburyfunds.pdf.

The Roxbury Funds
6001 Shady Oak Road, Suite 200
Minnetonka, Minnesota 55343

Hood River Small-Cap Growth Fund
Mar Vista Strategic Growth Fund

PROXY STATEMENT

This proxy statement is being provided to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Roxbury Funds (the “Trust”) with respect to its series the Hood River Small-Cap Growth Fund (the “Small-Cap Growth Fund”) and the Mar Vista Strategic Growth Fund (the “Strategic Growth Fund”) (each a “Fund” and collectively, the “Funds”). The proxies are being solicited for use at a special meeting of shareholders of the Trust to be held at the offices of Roxbury Capital Management LLC (“Roxbury”), 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343, on Tuesday, June 21, 2016 at 11:00 a.m. Central Time and any adjourned or postponed session thereof, for the purpose set forth in the enclosed notice of special meeting of shareholders (the “Notice”).

The following proposal will be considered and acted upon at the meeting:

Proposal Summary	Fund(s) Voting on the Proposal
1. To elect four trustees to the Board	Both Funds, voting together

We anticipate that the Notice, this proxy statement and the proxy card (collectively, the “Proxy Materials”) will be mailed to shareholders beginning on or about May 10, 2016. Only shareholders who beneficially owned shares of the Funds at the close of business on April 29, 2016 (the “Record Date”) are entitled to vote.

A proxy card is enclosed with respect to the shares you own in the Funds. If you return a properly executed proxy card, the shares represented by it will be voted at the meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. If you do not expect to be present at the meeting and wish your shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope. Alternatively, you also can vote by telephone or by Internet, by following instructions on the proxy card.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the meeting and voting in person.

If you need additional copies of this proxy statement or have any questions about the proposal, please contact the Trust at 1-800-497-2960 or in writing at 6001 Shady Oak Road, Suite 200, Minnetonka, Minnesota 55343. Additional copies of this proxy statement will be delivered to you promptly upon request.

For free copies of the Funds’ annual report for the fiscal year ended June 30, 2015 and semi-annual report for the six-month period ended December 31, 2015, write to the Trust at 4400 Computer Drive, Westborough, MA 01581-1722, call (800) 497-2960 or obtain copies on the website of The Roxbury Funds at www.RoxburyFunds.com.

BACKGROUND TO THE PROPOSAL
The Conversion

The Board has approved the retention of new service providers for the Trust, on behalf of the Funds, and the restructuring of the Trust into a multiple series trust (“MST”), effective on or about July 1, 2016 (the “Conversion Date”). The Board believes the restructuring of the Trust into a MST will result in lower expenses to the Funds over time due to the expected addition of new portfolios into the Trust. After reviewing and considering information about the services to be provided by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank N.A. and Quasar Distributors, LLC (“Quasar”), together with information about fees and personnel and other relevant information, the Board determined that the benefits available from the comprehensive services and economies of scale offered by the MST structure, which are not available to the Funds under the current structure, are in the best interests of the Funds and their shareholders.

On or about the Conversion Date, USBFS will serve as Administrator, Fund Accountant and Transfer Agent to the Trust, U.S. Bank N.A. will serve as Custodian to the Trust and Quasar will serve as Distributor of the Trust. USBFS, U.S. Bank N.A. and Quasar are affiliated companies. In addition, Vigilant Compliance, LLC (“Vigilant”) will provide compliance and secretarial services to the Trust effective as of the Conversion Date. The Funds’ investment advisers and auditor will not change as a result of the Trust’s conversion to a MST.

The Board has approved representatives of USBFS and Vigilant to serve as officers of the Trust, effective as of the Conversion Date. In addition, the Board approved the change of the name of the Trust from “The Roxbury Funds” to “Manager Directed Portfolios” effective as of the Conversion Date. The names of the Funds will not change as a result of the conversion.

Election of Trustees

In connection with the Trust’s conversion to a MST structure, the Board has determined to increase the size of the Board from two to four trustees because it believes that a larger number of trustees will be helpful to oversee the Funds and new portfolios as they are added to the Trust. Shareholder approval of trustees is required under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, the Board has determined to hold a special meeting of shareholders to elect four nominees, Gaylord B. Lyman, James R. Schoenike, Lawrence T. Greenberg and Scott Craven Jones, to serve as trustees of the Trust effective as of the Conversion Date (the “Proposal”).

The Board is currently comprised of two trustees: Steven N. Marshman and Gaylord B. Lyman, both of whom have previously been elected by shareholders of the Funds. Mr. Marshman intends to resign effective as of the Conversion Date. After reviewing information on the background and qualifications of each of the nominees, conducting interviews with each of the non-incumbent nominees and consulting with representatives of USBFS and legal counsel, the Board determined that Mr. Schoenike, Mr. Jones and Mr. Greenberg each have the requisite experience, qualifications, attributes and skills that would make them excellent additions to the Board as trustees. The following proxy materials will discuss the Proposal in greater detail.

The Board recommends that shareholders of each Fund vote FOR each of the nominees for election as a trustee.

PROPOSAL 1

ELECTION OF TRUSTEES

Shareholders of both Funds are being asked to elect four nominees to constitute the Board. At a meeting held on April 4, 2016, the Board, which currently consists of two trustees, neither of whom is an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustee”), approved an increase of the size of the Board from two to four trustees, effective as of the Conversion Date. The Board then selected the following nominees to serve as trustees: Gaylord B. Lyman, James R. Schoenike, Lawrence T. Greenberg and Scott Craven Jones (each a “Nominee” and together, the “Nominees”). Mr. Lyman is currently an Independent Trustee and will continue to serve as a trustee whether or not the proposal is approved by shareholders because he has previously been elected by shareholders. Steven N. Marshman, also an Independent Trustee, intends to resign from his position effective as of the Conversion Date. If elected, Mr. Jones and Mr. Greenberg will be Independent Trustees and Mr. Schoenike will be an interested person of the Trust (“Interested Trustee”) due to his position as President of Quasar Distributors, LLC, the Funds’ new distributor as of the Conversion Date.  If elected by shareholders, the non-incumbent trustees will become new trustees as of the Conversion Date.

If all Nominees are elected, the Board will consist of three Independent Trustees and one Interested Trustee. If elected, each trustee will hold office during the lifetime of the Trust until he (a) dies, (b) resigns, (c) is declared incompetent by a court of appropriate jurisdiction, or (d) is removed.

Each person has agreed to be named in this proxy statement and to serve as a trustee if elected. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below.

Nominees for the Board

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEE
James R. Schoenike(2) (Born 1959)	Trustee Nominee, to be effective as of July 2016	President and CEO, Board of Managers, Quasar Distributors, LLC, since 2000	2	None
INDEPENDENT TRUSTEES
Gaylord B. Lyman (Born 1962)	Trustee and Audit Committee Chairman, since April 2015	Managing Director of Kohala Capital Partners, LLC, since 2011; Vice President, Becker Capital Management, Inc. (1997 – 2011)	2	None
Scott Craven Jones (Born 1962)	Trustee Nominee, to be effective as of July 2016	Managing Director, Carne Global Financial Services (US) LLC, since 2013; Adviser, Wanzenburg Partners (2012 – 2013); Chief Operating Officer and Chief Financial Officer, Aurora Investment Management (2010 – 2012)	2	Director, Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), since 2015
Lawrence T. Greenberg (Born 1963)	Trustee Nominee, to be effective as of July 2016	Vice President and Secretary, The Motley Fool Funds Trust, since 2009; Senior Vice President and Chief Legal Officer, The Motley Fool Holdings, Inc., since 1996; General Counsel, Motley Fool Asset Management, LLC, since 2008; Manager, Motley Fool Wealth Management, LLC, since 2013; Adjunct Professor, Washington College of Law, American University, since 2006	2	None

(1)	The mailing address of each trustee and Nominee as it relates to the Trust’s business is: c/o The Roxbury Funds, Roxbury Capital Management, LLC, 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.
(2)	If elected, Mr. Schoenike would be an Interested Trustee by virtue of his position as President of Quasar Distributors, LLC, the Funds’ distributor effective as of the Conversion Date.
(3)	If elected, each trustee will hold office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Experience and Qualifications of Nominees

Mr. Lyman has been a trustee of the Trust since April 2015, serves as Chairman of the Audit Committee and has been designated as the Trust’s audit committee financial expert. Mr. Lyman has over 15 years of experience in the investment management industry. He has been the Managing Director and portfolio manager of Kohala Capital Partners, an investment adviser, since 2011. Prior to that, he served as a vice president and portfolio manager of Becker Capital Management, Inc., an investment adviser. Mr. Lyman has an MBA and holds the Chartered Financial Analyst designation.

Mr. Schoenike has been in the securities industry since 1981. He has been employed by various subsidiaries of U.S. Bancorp since 1990. In 2000, Mr. Schoenike was instrumental in establishing Quasar, a FINRA member broker-dealer dedicated to underwriting and distributing mutual funds, of which he now serves as President and Chief Executive Officer. Since 1992, Mr. Schoenike has participated in the FINRA securities arbitration program as an industry arbitrator. His FINRA registrations include a series 7, 63, 24 (General Securities Principal), 4 (Options Principal), and 53 (Municipal Securities Principal), and he is also registered as an Operations Principal.

Mr. Jones has over 25 years of experience in the asset management industry as an attorney and executive, holding various roles including Chief Operating Officer, Chief Financial Officer and Chief Administrative Officer, with asset class experience ranging from municipal bonds to hedge funds. Mr. Jones has served as a Managing Director of Carne Global Financial Services (US) LLC since 2013. Prior to that, he was an Adviser to Wanzenburg Partners and served as Chief Operating Officer and Chief Financial Officer to Aurora Investment Management. He has a Juris Doctorate degree from Northwestern University School of Law and holds the Chartered Financial Analyst designation. Mr. Jones qualifies as an audit committee financial expert and is willing to serve in that capacity if elected as an Independent Trustee.

Mr. Greenberg has over 20 years of experience in the securities industry. He has been Chief Legal Officer and Senior Vice President of The Motley Fool Holdings, Inc. since 1996, and Vice President and Secretary of The Motley Fool Funds Trust, an open-end management investment company with three portfolios, since 2009. He has also served as General Counsel to Motley Fool Asset Management, LLC since 2008 and Manager of Motley Fool Wealth Management, LLC since 2013. Mr. Greenberg is a Director of The Motley Fool Holdings, Inc.’s wholly-owned subsidiaries in the United Kingdom, Australia, Canada, Singapore, and Germany. He has a Master’s degree and a Juris Doctorate degree from Stanford University.

Mr. Schoenike, Mr. Jones and Mr. Greenberg were approved by the Independent Trustees as nominees after being recommended for consideration by representatives of USBFS and Vigilant.

Principal Officers of the Trust

The first of the two tables below includes information about the current officers of the Trust. The second table includes information about the individuals who will be officers of the Trust as of the Conversion Date. The current officers of the Trust intend to resign as of the Conversion Date in connection with the retention of USBFS and Vigilant as service providers of the Trust.

Current Officers of the Trust:

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust and Length of Time Served(2)	Principal Occupation(s) During Past Five Years
Jon R. Foust (Born 1965)	President, since November 2014	Director of Marketing & Client Service, Roxbury Capital Management LLC (“Roxbury”), since 2000; President, Roxbury (2012 – 2014)
Brooke Clements (Born 1976)	Treasurer, since August 2012	Senior Financial Manager, Roxbury, since 2013; Financial Accounting Manager, Roxbury (2009 – 2013); Staff Accountant, Roxbury (2005 – 2009)
Robert A. Schmaltz (Born 1976)	Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer, since November 2015
Chief Operating Officer, Roxbury, since 2013; Chief Compliance Officer, Roxbury, since 2014; Chief Compliance Officer, Hood River Capital Management LLC, since 2014; Chief Operating Officer and Chief Compliance Officer, Mar Vista Investment Partners, LLC, since 2014; Information Technology Manager, Roxbury (2009 – 2013)

(1)	The mailing address of each officer is: 6001 Shady Oak Road, Suite 200, Minnetonka, MN 55343.
(2)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

Officers of the Trust as of the Conversion Date:

Name (Year of Birth) and Address	Position(s) Held with the Trust and Length of Time Served(3)	Principal Occupation(s) During Past Five Years
Douglas J. Neilson(1) (Born 1975)	President and Principal Executive Officer, to be effective on or about July 1, 2016	Vice President, Compliance and Administration, USBFS, since 2001
Matthew J. McVoy(1) (Born 1980)	Treasurer and Principal Financial Officer, to be effective on or about July 1, 2016	Assistant Vice President, Compliance and Administration, USBFS, since 2005
Nathan R. Bentley, CPA(1) (Born 1983)	Assistant Treasurer, to be effective on or about July 1, 2016	Officer, Compliance and Administration, USBFS, since 2012; Master of Science, Accounting Graduate, University of Wisconsin-Milwaukee (2010 – 2012)
Gerard Scarpati(2) (Born 1955)	Chief Compliance Officer and Anti-Money Laundering Compliance Officer, to be effective on or about July 1, 2016	Compliance Director, Vigilant, since 2010
Carolyn Mead(2) (Born 1957)	Secretary, to be effective on or about July 1, 2016	Compliance Director, Vigilant Compliance, LLC, since 2016; Counsel at SEI Investments Global Funds Services (2007-2014)

(1)	The mailing address of this officer will be: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer will be: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

Ownership of Management in the Funds

As of December 31, 2015, the Funds’ officers, trustees and the Nominees as a group beneficially owned less than 1% of the outstanding shares of each of the Strategic Growth Fund and the Small-Cap Growth Fund. As of December 31, 2015, no Nominee beneficially owned any shares of the Funds.

Certain Transactions

As of March 31, 2016, no Independent Trustee Nominee, or any immediate family member of such a Nominee, had any direct or indirect interest in: (i) the Funds’ investment advisers or distributor or (ii) any person (other than a registered investment company or series thereof) directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Responsibilities of the Board

The Board is currently comprised of two Independent Trustees, Steven N. Marshman and Gaylord B. Lyman, and expects to consist of three Independent Trustees and one Interested Trustee as of the Conversion Date, subject to approval by shareholders of this Proposal One. Currently, Mr. Marshman serves as Chairman. Mr. Marshman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. The Chairman may perform other functions as requested by the Board from time to time. A new Chairman is expected to be selected by the Board after the Conversion Date to replace Mr. Marshman. For other MSTs for which USBFS serves as administrator, a representative of USBFS or an affiliate typically serves as Chairman of the Board. Accordingly, Mr. Schoenike is expected to be recommended to serve as Chairman following the conversion, subject to approval by the Board. Because he is an Interested Trustee, the Board may determine to elect an Independent Trustee to serve as lead Independent Trustee.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular quarterly meetings and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Trust’s independent registered public accounting firm and legal counsel, to assist the trustees in performing their oversight responsibilities. The Board of Trustees held seven meetings during the fiscal year ended June 30, 2015.

The Board currently has one standing committee - the Audit Committee. The Board may establish other committees, or nominate one or more trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. The Audit Committee meets to perform its delegated oversight functions and reports its findings and recommendations to the Board.

The Board has determined that the Trust’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Standing Committees

Currently, the Audit Committee is comprised of both of the trustees. Mr. Lyman serves as the chairman of the Committee and as the Committee’s “audit committee financial expert.” Pursuant to its charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee held two meetings during the fiscal year ended June 30, 2015. It is expected that following the Conversion Date, the Audit Committee will be comprised of all of the Trust’s Independent Trustees.

Currently, the Board does not have a nominating committee and does not have a charter or other written policy with regard to the nomination process. The Board believes it is appropriate not to have a nominating committee because of the small size of the Board, the fact that only Independent Trustees serve on the Board and because the Board as a whole can adequately serve the function of considering potential trustee nominees from time to time as needed. The Independent Trustees are responsible for identifying, evaluating and recommending nominees to the Board as needed. While the Independent Trustees do not have a written process for identifying and evaluating trustee candidates, the Independent Trustees will seek to ensure that the Board, as a whole, possesses the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and is comprised of trustees who have the knowledge in areas that are of importance to the Funds. The Board may consider constituting a nominating committee following the conversion, depending on the needs of the Trust.

The Board will consider each nominee on a case-by-case basis. The Board will also consider properly qualified candidates submitted by shareholders in the same manner. At a minimum, the candidate must display the highest personal and professional ethics, integrity and sound business judgment. The Independent Trustees consider relevant factors in considering prospective trustee nominees, including but not limited to a candidate’s independence, business experience, breadth of knowledge about issues and matters affecting the Funds and time availability for meetings and consultation regarding Fund matters. In evaluating nominees, the Board will also consider whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board. Any shareholder wishing to recommend a candidate for election may do so by sending a written notice to the Secretary of the Trust with the name, age and address of the candidate. Such written request should also include a full listing of the proposed candidate’s education, experience and current employment.

Risk Oversight

The Board of Trustees performs its risk oversight function for the Trust through a combination of (1) direct oversight by the Board as a whole and the Board committee, and (2) indirect oversight through the investment advisers and other service providers, Trust officers and the Trust’s Chief Compliance Officer. The Trust is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk and reputational risk. Day-to-day risk management with respect to each Fund is the responsibility of the investment advisers or other service providers (depending on the nature of the risk) that carry out the Trust’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the investment advisers and other service providers, receiving and approving compliance policies and procedures, periodic meetings with each Fund’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Trust’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the investment advisers and other service providers, with respect to the day-to-day activities of the Trust, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Trust’s business and reputation.

Board oversight of risk management is also provided by the Audit Committee. The Audit Committee meets with the Trust’s independent registered public accounting firm to ensure that the Trust’s audit scope includes risk-based considerations as to the Trust’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Compensation

The fees and expenses of the Independent Trustees are paid by the Trust. Except for the Trust’s Chief Compliance Officer, compensation to officers of the Trust who are affiliated with Roxbury is paid by Roxbury and reimbursed by Hood River and Mar Vista, and not by the Trust. The Trust pays a portion of the compensation paid to Trust’s Chief Compliance Officer. Following the conversion, it is expected that the Trust will pay 100% of the compensation of the Trust’s Chief Compliance Officer.

Effective July 1, 2015, each Independent Trustee receives from the Trust an annual retainer in the amount of $6,000; $2,000 for each Board and Audit Committee meeting attended in person; $2,000 for each special Board and Audit Committee meeting attended by telephone; and reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Chairman of the Board and the Audit Committee Chair each receive an additional $1,000 annual retainer.

The following table shows the compensation that the Trust paid to its Independent Trustees during the Trust’s fiscal year ended June 30, 2015:

Independent Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
Steven Marshman[1]	$9,359	N/A	N/A	$9,359
Gaylord Lyman[1]	$10, 640	N.A	N/A	$10,640
Kenneth Gudorf[2]	$8,658	N/A	N/A	$8,658
John Otterlei[2]	$8,215	N/A	N/A	$8,215

[1]	From the period December 10, 2014 to June 30, 2015. The amount paid to Mr. Lyman includes a payment of $5,500 for services rendered to the Trust prior to his election as a Trustee on April 9, 2015.
[2]	Messrs. Gudorf and Otterlei resigned as Trustees effective December 10, 2014

On December 10, 2014, the Trust, Roxbury and each of Mr. Gudorf and Mr. Otterlei, former trustees of the Trust, entered into a supplemental liability insurance and indemnification agreement pursuant to which, among other provisions, the Trust and Roxbury agreed that (a) all rights of indemnification existing in favor of the members of the Board under the Trust’s Amended and Restated Agreement and Declaration of Trust in effect as of such date shall survive as contractual obligations of Roxbury and the Trust through December 10, 2020, and (b) for the duration of the agreement, the Trust shall maintain the current levels of trustee liability insurance with the same or better terms and conditions as the insurance policies in force as of such date.

Required Vote

Trustees are elected by the affirmative vote of a plurality of the votes validly cast in person or by proxy at a meeting at which a quorum exists. This means that the four nominees who receive the largest number of votes will be elected as trustees. Abstentions and broker non-votes will not be counted as votes cast, but will be counted for purposes of determining whether a quorum is present. All outstanding shares of the Trust will be voted in aggregate for the election of trustees.

Based on all of the foregoing, the Board recommends that shareholders of each Fund vote FOR the election of the Nominees.

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD LLP (“BBD”) was selected by the Board, including a majority of the Independent Trustees, and retained by the Audit Committee as independent auditors for the Funds for the fiscal year ending June 30, 2016. Representatives of BBD are not expected to be present at the meeting. Should any representatives of BBD attend the meeting, they will have an opportunity to make a statement if they so desire. The aggregate fees billed for professional services by BBD during the last two fiscal years were as follows:

	Fiscal Year Ended June 30, 2015	Fiscal Year Ended June 30, 2014
Audit Fees	$34,000	$34,000
Audit-Related Fees	–	–
Tax Fees	$3,000	$3,000
Other Fees	–	–

In the above table, “audit fees” are fees billed for professional services for the audit of the Trust’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. “Tax fees” are fees billed for professional services rendered by BBD for tax compliance, tax advice and tax planning.

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Audit Committee may delegate the authority to grant such pre-approval to one or more Audit Committee members who are Independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934 to management.

The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. All non-audit services were pre-approved by the Audit Committee during the fiscal years ended June 30, 2015 and June 30, 2014.

The aggregate non-audit fees billed by BBD for services rendered to the Trust were $3,000 for each of the fiscal years ended June 30, 2015 and June 30, 2014. There were no services rendered to the Trust’s investment advisers or any entity controlling, controlled by, or under common control with the advisers that provides ongoing services to the Trust for the fiscal years ended June 30, 2015 and June 30, 2014.

ADDITIONAL INFORMATION
Voting Information

Record Date. Only shareholders of record at the close of business on April 29, 2016 will be entitled to vote at the meeting and at any adjournment or postponement thereof. As of the Record Date, there were 6,242,421.991 shares of the Trust issued and outstanding, of which 1,629,126.002 were shares of the Strategic Growth Fund and 4,612,374.865 and 921.124 were Institutional Shares and Investor Shares, respectively, of the Small-Cap Growth Fund.

Quorum and Voting Information. Under the Fund’s Amended and Restated Agreement and Declaration of Trust, the presence in person or by proxy of the holders of 40% of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business at the meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

Proxies. Whether you expect to be personally present at the special meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling the phone number listed on your proxy card; or you may vote by Internet in accordance with the instructions noted on the enclosed proxy card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR each of the Nominees and in the discretion of the persons named as proxies on such other matters that may properly come before the special meeting. Any shareholder giving a proxy may revoke it before it is exercised at the special meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the special meeting and voting in person. A prior proxy can also be revoked through the website or toll free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the special meeting and any adjournments thereof. Attendance by a shareholder at the special meeting does not, in itself, revoke a proxy.

Solicitation of Proxies. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, Internet or personal interview by representatives of the Trust, Roxbury, Hood River or Mar Vista. The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or electronic communication, will be paid by USBFS or an affiliate. The Funds have retained AST Fund Solutions as proxy tabulator.

Other Matters. No business other than the matter described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their shareholders.

Principal Shareholder Information. As of the Record Date, each officer and Nominee individually, and the officers and Nominees as a group, beneficially owned less than 1% of the outstanding shares of each Fund. As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Funds:

Name and Address	Fund	Number of Shares	Percentage of Fund/Class
Charles Schwab & Co Inc. Special Custody Account for the Benefit of Customers[1] Attn Mutual Funds 101 Montgomery St San Francisco CA 94104	Small-Cap Growth Fund – Institutional Shares	1,807,073.861	39.18%
National Financial Services Corp (FBO) Our Customers[1] Attn Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	Small-Cap Growth Fund – Institutional Shares	1,423,298.875	30.86%
Minnesota Life Benefit Trust 400 Robert St N Saint Paul MN 55101-2037	Small-Cap Growth Fund – Institutional Shares	801,970.505	17.39%
TD Ameritrade FBO Brian P Smoluch IRA Rollover TD Ameritrade Clearing Custodian 2054 NW Woodrose Dr Portland OR 97229-8393	Small-Cap Growth Fund – Investor Shares	507.426	55.89%
Carolyn Tucker TTEE Carolyn R Tucker 2009 Revocable Trust U/A DTD 5/27/2009 1161 Johnson Dr Naperville IL 60540-8278	Small-Cap Growth Fund – Investor Shares	180.115	19.55%
BNYM I S Trust Co Cust Rollover IRA Robert C. Marvin 1815 Wildwood Place West Linn OR 97068	Small-Cap Growth Fund – Investor Shares	158.97	17.26%
National Financial Services Corp (FBO) Our Customers[1] Attn Mutual Funds Department 4th Fl 499 Washington Blvd Jersey City NJ 07310-2010	Strategic Growth Fund	676,285.696	41.51%
Charles Schwab & Co Inc Special Custody Account for the Benefit of Customers[1] Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104	Strategic Growth Fund	313,754.423	19.26%
Pension Plan and Trust of Radiology Consultants of Tulsa Inc U/A DTD 6/17/1974 PO Box 4975 Tulsa OK 74159-0975	Strategic Growth Fund	150,180.132	9.22%
Profit Sharing Plan and Trust of Radiology Consultants of Tulsa Inc U/A DTD 6/17/1974 PO Box 4975 Tulsa OK 74159-0975	Strategic Growth Fund	126,019.556	7.74%

[1]	The Trust believes that these entities are the holders of record of these shares and are not the beneficial owners of such shares.

Any shareholder that owns 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Investment Advisers. Hood River provides investment advisory services to the Small-Cap Growth Fund. Hood River is located at 1 SW Columbia Street, Suite 630, Portland, Oregon 97258. Hood River was founded in January 2013 by former principals of Roxbury. Other than the Small-Cap Growth Fund, Hood River does not serve as an investment adviser or sub-adviser to any other registered investment companies. Hood River owns a controlling interest in Roxbury, formerly the investment adviser to the Small-Cap Growth Fund and currently the Small-Cap Growth Fund’s subadministrator. As of April 30, 2016, Hood River had approximately $763,417,914 in assets under management.

Mar Vista provides investment advisory services to the Strategic Growth Fund. Mar Vista is located at 11150 Santa Monica Blvd., Suite 320, Los Angeles, California 90025. Mar Vista was founded in November 2007 by former principals of Roxbury. Other than the Strategic Growth Fund, Mar Vista does not serve as an investment adviser or sub-adviser to any other registered investment companies. Mar Vista owns a controlling interest in Roxbury, formerly the investment adviser to the Strategic Growth Fund and currently the Strategic Growth Fund’s subadministrator. As of April 30, 2016, Mar Vista had approximately $1,722,832,235 in assets under management.

Administrator, Transfer Agent, Custodian and Distributor. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Trust’s administrator and accounting agent. BNY Mellon, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Trust’s transfer agent. Effective as of the Conversion Date, USBFS, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the Trust’s transfer agent, administrator and accounting agent. The Bank of New York Mellon, located at 225 Liberty Street, New York, New York 10286, serves as the Trust’s custodian. Effective as of the Conversion Date, U.S. Bank N.A., located at 1555 N. Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, will serve as the Trust’s custodian.

Foreside Fund Services, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor.  Effective as of the Conversion Date, Quasar, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, will serve as the Trust’s distributor. Quasar and USBFS are affiliated companies.

Subadministrator. Roxbury Capital Management, LLC serves as subadministrator to the Funds pursuant to an administration agreement between Roxbury and the Trust. Roxbury previously served as the investment adviser to the Funds and is controlled by Mar Vista and Hood River. Under the administration agreement, Roxbury provides compliance and administration services to the Trust. Roxbury also provides individuals to serve as officers of the Trust, subject to the approval and oversight of the Board. The Trust’s administration agreement with Roxbury will terminate as of the Conversion Date and all administrative services will be provided by USBFS thereafter. Representatives of USBFS and Vigilant will serve as officers of the Trust following the conversion.

Compliance and Secretarial Services. Effective as of the Conversion Date, Vigilant will provide compliance and secretarial services to the Funds pursuant to service agreements between Vigilant and the Trust. Under these service agreements, Vigilant also provides individuals to serve as Chief Compliance Officer and Secretary to the Trust, subject to the approval and oversight of the Board. The Board has approved Mr. Scarpati and Ms. Mead to serve as Chief Compliance Officer and Secretary of the Trust, respectively, effective as of the Conversion Date. Following the conversion, Vigilant may refer prospective clients to USBFS or the Trust who advise or sponsor mutual funds that may wish to organize or reorganize into the Trust, subject to the approval of the Board of Trustees of the Trust. No compensation will be paid to Vigilant for such referrals.

Procedures for Shareholder Communications with the Board. The Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. The Board or an individual trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust’s By-Laws, shareholders owning in the aggregate 10% of the outstanding shares of the Trust have the right to call a meeting of shareholders to consider the removal of one or more trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated: May 10, 2016

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE ROXBURY FUNDS
Disciplined Investing. Independent Thinking.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

Mar Vista Strategic Growth Fund

A SERIES OF THE ROXBURY FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2016

The undersigned hereby appoints Jon Foust, Brooke Clements and Robert Schmaltz, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter, and at their discretion upon any other matter which may properly come before the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 21, 2016. The proxy statement for this meeting is available at:

proxyonline.com/docs/roxburyfunds.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Mar Vista Strategic Growth Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Nominees have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each Trustee if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	WITHHOLD
1. Gaylord B. Lyman	○	○
2. James R. Schoenike	○	○
3. Scott Craven Jones	○	○
4. Lawrence T. Greenberg	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

THE ROXBURY FUNDS
Disciplined Investing. Independent Thinking.

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER **12345678910**

Hood River Small-Cap Growth Fund

A SERIES OF THE ROXBURY FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2016

The undersigned hereby appoints Jon Foust, Brooke Clements and Robert Schmaltz, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Special Meeting of Shareholders, and at all adjournments thereof, all shares of beneficial interest of the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matter, and at their discretion upon any other matter which may properly come before the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 21, 2016. The proxy statement for this meeting is available at:

proxyonline.com/docs/roxburyfunds.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Hood River Small-Cap Growth Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Nominees have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" each Trustee if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	WITHHOLD
1. Gaylord B. Lyman	○	○
2. James R. Schoenike	○	○
3. Scott Craven Jones	○	○
4. Lawrence T. Greenberg	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]